UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2024

TMT Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41667	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

420 Lexington Ave, Suite 2446
New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 627-0058

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	TMTCU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	TMTC	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive two-tenths of one ordinary share	TMTCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure included under Item 2.03 is incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously disclosed, TMT Acquisition Corp, a Cayman Islands exempted company (“TMTC” or the “SPAC”) entered into definitive agreement to effect a business combination (the “Business Combination”) with eLong Power Holding Limited, a Cayman Islands exempted company (“eLong Power”), via an Agreement and Plan of Merger, dated December 1, 2023, as amended on February 29, 2024.

Further to the above, on August 2, 2024, eLong Power provided payment for deferred listing fees in connection with TMTC’s listing on the Nasdaq stock exchange. The fee payment is evidenced by a convertible promissory note (the “Note”) issued by the SPAC in the principal amount of $75,000 to eLong Power on August 15, 2024. The Note bears no interest and is repayable in full upon consummation of the Business Combination. The Note payee may, at its election, convert its Note, in whole or in part, into TMTC units, provided that written notice of such intention is given to TMTC at least two (2) business days prior to the consummation of the Business Combination. The number of TMTC units to be received by the Note payee in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such payee by (y) $10.00. Each TMTC unit consists of one (1) TMTC ordinary share and one (1) right to receive two-tenths (2/10) of one (1) TMTC ordinary share.

A copy of the Note is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

Additional Information and Where to Find It

In connection with the proposed business combination, eLong Power has filed a registration statement on Form F-4 (File No. 333-280512) that includes a preliminary proxy statement of TMTC and a preliminary prospectus of eLong Power. Once a definitive version is available, the proxy statement/prospectus will be sent to all TMTC shareholders. Before making any voting decision, securities holders of TMTC are urged to read the proxy statement/prospectus and all other relevant documents that are filed or that will be filed with the SEC in connection with the proposed business combination, as they become available, because they contain and will contain important information about the proposed business combination and the parties to the proposed business combination.

Investors and securities holders may obtain free copies of the preliminary proxy statement/prospectus and, once available, the definitive proxy statement/prospectus, and all other relevant documents that are filed or that will be filed with the SEC, through the website maintained by the SEC at www.sec.gov. These documents may also be obtained free of charge by written request to TMT Acquisition Corporation, 420 Lexington Avenue, Suite 2446, New York, New York 10170.

Participants in the Solicitation

eLong Power and TMTC and certain of their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from TMTC’s shareholders in connection with the proposed transaction. Information about TMTC’s directors and executive officers and their ownership of TMTC’s securities is set forth in TMTC’s filings with the SEC, including TMTC’s final prospectus of March 27, 2023 in connection with TMTC’s initial public offering and its Quarterly Report on Form 10-Q for the fiscal period ended March 31, 2024. Information about certain changes in the ownership of TMTC’s securities may also be found in Forms 3, 4 and 5 and in Schedules 13D and 13G filed with the SEC by the beneficial owners thereof.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is also included in the proxy statement/prospectus. Shareholders, potential investors, and other interested persons in respect of eLong Power and TMTC should read the preliminary and, once available, definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

About eLong Power

eLong Power Holding Limited, a Cayman Islands exempted company, is committed to the research and development, manufacturing, sales and service of high-power lithium-ion batteries for electric vehicles and construction machinery, as well as large-capacity, long-cycle lithium-ion batteries for energy storage systems. eLong Power is led by Ms. Xiaodan Liu, eLong Power’s Chairwoman and CEO.

eLong Power has a comprehensive product and technology system that includes battery cells, modules, system integration, and battery management system development, based on high-power lithium-ion batteries and battery system products for long-cycle energy storage devices. eLong Power offers advanced energy applications and full life cycle services. Its product portfolio includes products utilizing lithium manganese oxide and lithium iron phosphate, among others, to meet the needs of high-power applications and energy storage applications in various scenarios.

About TMT Acquisition Corp

TMT Acquisition Corp is a blank check company, also commonly referred to as a special purpose acquisition company (SPAC), formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities. TMTC is led by Dajiang (“DJ”) Guo, Chairman and Chief Executive Officer, and Jichuan Yang, Chief Financial Officer, who are growth-oriented executives with a long track record of value creation across industries.

Forward-looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the products offered by eLong Power and the markets in which it operates, and eLong Power’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: the risk that the transaction may not be completed by TMTC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TMTC; the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the shareholders of TMTC; the satisfaction of the minimum net tangible assets amount following redemptions by TMTC’s public shareholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the effect of the announcement or pendency of the transaction on eLong Power’s business relationships, performance, and business generally; risks that the proposed business combination disrupts current plans or operations of eLong Power; the outcome of any legal proceedings that may be instituted against eLong Power or TMTC related to the business combination agreement or the proposed business combination; the ability to maintain the listing of TMTC’s securities (which would be eLong Power Inc. securities) on Nasdaq after the closing of the transaction; after the closing of the transaction, the price of eLong Power Inc.’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which eLong Power Inc. will operate, variations in performance across competitors, changes in laws and regulations affecting eLong Power Inc.’s business and changes in its capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities provided by the business combination; its need for substantial additional funds; the parties’ dependence on third-party suppliers; risks relating to the results of research and development activities, market and other conditions; its ability to attract, integrate, and retain key personnel; risks related to its growth strategy; patent and intellectual property matters; and the parties’ ability to obtain, perform under and maintain financing and strategic agreements and relationships. These risks have been and may be further impacted by Covid-19 and global geopolitical events, such as the war in Ukraine and the Middle East. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding TMTC’s and eLong Power’s business are described in detail in TMTC’s and eLong Power’s SEC filings which are available on the SEC’s website at www.sec.gov, including in eLong Power’s registration statement on Form F-4 (File No. 333-280512) and TMTC’s registration statement on Form S-1 (File No. 333-259879), filed with the SEC and updated by TMTC’s and eLong Power’s subsequent filings with the SEC. These forward-looking statements speak only as of the date hereof, and TMTC expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions, or circumstances on which any such statement is based, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
10.4	Promissory Note, dated August 15, 2024, issued by the SPAC to eLong Power.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2) or 601(a)(5), as applicable. TMTC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2024	TMT Acquisition Corp

	By:	/s/ Dajiang Guo
	Name:	Dajiang Guo
	Title:	Chief Executive Officer